UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2017

Date of reporting period:  December 31, 2017

Item 1. Reports to Stockholders.

Capital Advisors Growth Fund

Annual Report

December 31, 2017

CAPITAL ADVISORS GROWTH FUND

February 1, 2018

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) returned 14.98% in 2017, compared to gains of 21.83% and 30.21% for the Fund’s benchmarks, the S&P 500® Index and Russell 1000® Growth Index, respectively.

The following data summarizes the Fund’s performance over various holding periods ending December 31, 2017, in comparison to the Fund’s relevant benchmarks:

Periods Ending December 31, 2017

			Russell 1000®
	Fund	S&P 500® Index	Growth Index
6-Months	6.50%	11.42%	14.23%
12-Months	14.98%	21.83%	30.21%
3-Years	6.88%	11.41%	13.79%
5-Years	12.15%	15.79%	17.33%
10-Years	6.88%	8.50%	10.00%
Inception (12/31/1999)	3.15%	5.40%	4.05%

Net Expense Ratio: 1.28%^  Gross Expense Ratio 1.51% (as of the Fund’s most recently filed Prospectus)

^
Capital Advisors, Inc. (“Capital Advisors”), the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 29, 2018, to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund.  The net expense ratio represents the percentage paid by investors.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

The industry sectors that contributed most favorably to the Fund’s return in 2017 were Healthcare and Technology.  The top-performing individual stock was Apple, Inc. (AAPL: $167), while Brookfield Asset Management, Inc.

CAPITAL ADVISORS GROWTH FUND
(BAM: $42) and Amazon.com, Inc. (AMZN: $1,451) also contributed strongly to the Fund’s return.

The Industrials sector detracted most from the Fund’s return in 2017, primarily due to substantial weakness in General Electric Co. (GE: $16).  Other stocks that detracted from the Fund’s return last year include Newfield Exploration Co. (NFX: $32) and Intrexon Corp. (XON: $13).  None of these positions remain in the Fund at this time.

Fund performance was also restrained by its retention of a material cash reserve throughout the year, averaging approximately 13% of Fund assets throughout the year.  We consider this reserve to be a prudent risk-management strategy at a time when the valuation of the stock market looks very high by historical standards, while uncertainty throughout the global economy seems as elevated as ever.

THE ACTIVE VS. PASSIVE DEBATE

In recent years there has been a significant migration of assets into mutual funds and exchange-traded funds (“ETFs”) that seek to replicate a market index.  The industry term for these index-based investment strategies is “passive” because they do not adapt to changing market conditions.  Meanwhile, actively managed investment strategies have experienced a net outflow of investor funds in recent years, presumably in reaction to disappointing performance from many active strategies relative to their passive benchmarks.

Our attitude about the active vs. passive question is “Both.”  We believe passive index funds and ETFs are an excellent way to achieve broad market exposure inexpensively and tax-efficiently.

We also believe that active strategies can deliver long-term outcomes that are unavailable through an index, provided they are designed very deliberately to do so.  The Fund strives to deliver results that cannot be achieved through a passive index.  We will spend some time in this letter describing our process for doing so.

ACTIVE INVESTMENT MANAGEMENT ACCORDING TO A “MILLIONAIRE GRANDPA”

Most people can think of a few “surprise millionaires” in their lives.  These are the people whose magnitude of wealth is surprising when it is revealed through inheritance, or charitable bequests upon their passing.  When the source of these people’s wealth involves the stock market, the narrative is frequently similar – somehow “Grandpa” wound up with large positions in a handful of stocks in companies that are familiar to almost everyone – AT&T, Inc. (T: $37), Coca-Cola Co. (KO: $48), Exxon Mobil Corp. (XOM: $88), Johnson & Johnson (JNJ: $138), Wal-Mart Stores, Inc. (WMT: $107)…that kind of thing.

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When the professional career of this proverbial grandpa has absolutely nothing to do with investing, as is frequently the case in these scenarios, people say things like, “Who knew grandpa was such a savvy investor?!”  While these part-time stock pickers may be clever in lots of ways, the most common source of their investment acumen is usually a lucky combination of stubbornness, frugality, and aversion to taxes that compels them to do nothing every time the news of the day inspires most investors to take action of one kind or another.

THE POWER OF COMPETITIVE ADVANTAGE

Deliberately or not, these millionaire grandpas tap into an important source of long-term wealth creation in the stock market – sustainable competitive advantage.  Companies with a sustainable competitive advantage tend to earn a higher-than-average rate of return on the assets they control.  It is the compounding of this excess return on capital over many years that allows certain companies to create substantial stock market wealth over time as they maximize their participation in expanding markets and industries from a position of competitive strength.  The companies listed above are examples from the past several decades – the period that encompasses our hypothetical grandpa’s track record.

By accumulating shares in a relatively concentrated basket of the leading companies of their day, and then holding on through good times and bad, patient investors allow the power of compounding to work in their favor for many years, if not decades.  To the extent that the end result of this plodding approach is surprising to many, it’s because so few investors achieve similar success with their own investment strategies – particularly the professionals.

ACTIVE INVESTMENT MANAGEMENT DOESN’T HAVE TO BE ACTIVE

Our perspective on the active vs. passive debate is that the value proposition for any active investment strategy should start with differentiation.  If an active investment strategy doesn’t deliver something that cannot be achieved through an index, what is its purpose?

This observation brings us back to the investment philosophy of millionaire grandpas.  Notice how differently they approach the craft of investing compared to a passive index.  Instead of owning hundreds of stocks, grandpa concentrates his bets among a relative handful of carefully chosen companies.  Rather than holding dozens of stocks from the same industry sector, grandpa might only own one.  Indeed, it is possible for his portfolio to have zero stocks from several industries – sacrilege for a stock market index fund.

Notice as well, that grandpa doesn’t trade very often.  He may have a knack for adding to his favorite stocks when the price looks cheap; and harvesting a bit off the top when the price seems rich, but otherwise it’s buy-and-hold.  Yet grandpa is an “active” investor because the focused portfolio he manages is not available as an index, nor could it ever be replicated by one.

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Active investment strategies also enjoy greater flexibility to manage risk by adjusting to changing market conditions.  This might be done at the security level to exploit specific opportunities in the marketplace or at a macro level by building a reserve of cash whenever opportunities seem scarce.

THE ADVANTAGE OF A FRESH PERSPECTIVE

The research team at the Fund recently completed a deep review of our equity research process.  In an effort to describe the outcome of this review as concisely as possible, suffice it to say that we committed ourselves to invest more like grandpa.  We plan to accomplish this through specific adjustments to our research process.

For example, we have always found value in categorizing the stocks we hold in the Fund.  We use these categories to help frame the sell discipline and risk management process for the portfolio.  However, we recently concluded that our previous categories – Stable Earner, Accelerated Grower and Emerging Franchise – tended to promote activity that a millionaire grandpa might have avoided.  More specifically, we concluded that our previous approach was missing a category for long-term commitments to the kinds of stocks that made grandpa wealthy.

INTRODUCING “CORE HOLDINGS”

The most outwardly visible change we have made to our research process involves the categorization of stocks we include in the Fund.  The new categories are Core Holding, Tactical Opportunity and Emerging Franchise, described as follows:

Core Holdings pursue large market opportunities with the benefit of a material competitive advantage that is expected to persist for many years into the future.  We anticipate holding these stocks for several years, if not decades, because the sell discipline for these stocks is driven by the durability of their competitive advantage more than any other factor.  While we might reduce the position in a Core Holding from time to time, the decision to sell a Core Holding outright would likely require a material deterioration in its competitive advantage.

Note: The business characteristics described here are not new to our research process – the Fund includes numerous examples that have been in the portfolio for many years – what is new is the formal characterization.

Tactical Opportunities seek to exploit shorter-term mismatches between a company’s stock price and our estimate of its intrinsic value.  The framework for these stocks is more event-driven, where we believe the stock price may have over-reacted to a recent negative event, or under-appreciate a potential favorable development.  These

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stocks require deep due diligence and an intermediate time horizon to exploit mismatches between price and value ahead of consensus opinion.  In contrast to Core Holdings, the sell discipline for these stocks is driven primarily by the stock price.  When a Tactical Opportunity achieves its price objective, we expect to sell it.

Emerging Franchises pursue ground-breaking opportunities.  These are frequently smaller companies in an earlier stage of development.  Uncertainty can be very high because important drivers of the company’s future value may be unknowable at the time of investment.  We seek extraordinary returns over time from these stocks to compensate for the uncertainty we accept by investing at an early stage.  These are likely to be the most volatile positions in the Fund, requiring a patient sell discipline that tolerates wide swings in the stock price.

IMPLICATIONS FOR RISK MANAGEMENT

The element of our investment process that has not changed is its emphasis on risk management.  As was the case with our previous categorization philosophy, our revised stock categories play an important role in risk management for the Fund’s portfolio.  We believe the Tactical Opportunity category can be particularly helpful in this effort due to the event-driven nature of the investment thesis for these stocks.  By complementing a focused portfolio of Core Holdings and Emerging Franchises with a handful of idiosyncratic, event-driven Tactical Opportunities, we can pursue diversification benefits that may reduce short-term volatility for a portfolio that is otherwise oriented for long-term growth potential.

The diversification support from Tactical Opportunities might also provide cover for the inevitable miscues we expect among the longer-term commitments in the Fund.  The end result of a millionaire grandpa’s investment career reflects the long-term impact of a handful of exceptional winners that offset multiple disappointments along the way.  Accumulating the next generation of exceptional winners for the Fund is our most significant challenge as a research team, as well as our greatest opportunity to add value through active management.

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Current Portfolio Design
Capital Advisors Growth Fund
January 31, 2018

Core Holdings	Core Holdings	Tactical Opportunities	Emerging Franchises
Alibaba	Laboratory Corp.	Allergan	CRISPR
Alphabet	Microsoft	Bristol-Myers Squibb	Therapeutics
Amazon.com	PayPal	Citigroup	Editas Medicine
Apple	PepsiCo	Coherent	Intellia
Blackrock	Priceline	Continental Resources	Therapeutics
Bright Horizons Fam.	Procter & Gamble	Delta Airlines
Brookfield Asset Mgt.	Salesforce.com	Exxon Mobil
CarMax	UnitedHealth	Gilead Sciences
Check Point Software	Group	Merck
	Visa	Sensata Technologies

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2017 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Brookfield Asset Mgt.	70,200	23.43	43.54	5.9
Apple	14,075	82.01	169.23	4.6
Visa	20,210	38.53	114.02	4.4
Citigroup	28,500	45.61	74.41	4.1
Blackrock	4,080	268.40	513.71	4.0
Amazon.com	1,770	265.40	1,169.47	4.0
Microsoft	20,800	73.68	85.54	3.4
PepsiCo	13,460	83.03	119.92	3.1
Delta Airlines	28,760	56.54	56.00	3.1
Continental Resources	30,000	21.70	52.97	3.1

Of the 32 common stocks held by the Fund as of December 31, 2017, the 10 largest holdings represented 39.7% of total assets.  The Fund held 14.3% of its assets in interest bearing cash reserves as of December 31, 2017.

RECENT ADDITIONS TO THE FUND

Recent new additions to the Fund’s portfolio include Alibaba Group Holding Ltd. (BABA: $200), CarMax, Inc. (KMX: $72) and Delta Air Lines, Inc. (DAL: $56).

ALIBABA GROUP

We believe Alibaba is helping shape the retail marketplace in China, the world’s second-largest economy, and has solid potential to expand internationally.  Alibaba’s largest business is its online marketplace, similar to Amazon.com, but there is very little geographic overlap at present.  Over the past two years, management has used capabilities gained through that business to expand into cloud computing, media & entertainment and a

CAPITAL ADVISORS GROWTH FUND
model of physical retail that is closely linked to e-commerce – what management calls “New Retail.”  We believe Alibaba has leadership in each of these markets and a vision that can help shape the evolution of China’s still-emerging economy.

Following is a brief sketch of markets in which Alibaba has a leadership position in China, with the U.S. market leader in parentheses for comparison:1

•	E-commerce (Amazon) – Alibaba’s Taobao/Tmall business has roughly a 60% share of China’s online retail market.

•	Online search (Google) – Its UC/Shenma unit has a 31% share. Alibaba also has the leading mobile browser in India and Indonesia, measured by page views.

•	Online video (Google/Youtube) – The Youku Tudou division has an 80% share.

•	Mobile transaction market (Paypal) – Alipay has roughly 50% share in terms of monetary value.

•	Cloud services (Amazon) – AliCloud is China’s leading provider with one million customers, mostly small businesses.

•
Artificial Intelligence (Microsoft & Google are among the early leaders): Artificial Intelligence (AI) is a wide-ranging buzzword that impacts each of Alibaba’s businesses.  Management has announced plans to spend $15 billion over the next three years on research & development, more than double what it spent in the last three years.

We believe Alibaba can help shape the development of emerging retail economies in China and, to a lesser extent, greater Asia.  We have categorized the stock as a “Core Holding” within the framework described above, which leads to an expectation for a long-term holding period of multiple years.

CARMAX

CarMax is the largest seller of used vehicles in the U.S. by far, yet it only controls about 3% of the market according to industry analysts.2  We believe CarMax can grow its national market share higher over time because it has already proven its ability to capture a much higher share in markets where it has stores.  The company currently operates approximately 190 retail locations, and we expect they can open several new stores per year while expanding their online business for at least another 5-10 years.

_______________

[1]	Market share numbers from Alibaba corporate filings and Morningstar
[2]	Source: Morningstar; Morgan Stanley

CAPITAL ADVISORS GROWTH FUND
We believe CarMax enjoys a material competitive advantage that is widening as the company evolves.  Indeed, multiple competitors have tried to emulate CarMax’s business model in recent years, but none has gained significant traction thus far.  We suspect this is because competitors struggle to duplicate the critical elements of CarMax’s strategic advantage: volume, data and culture.

We believe the first two elements of CarMax’s competitive advantage reinforce one another.  The greater the volume of cars bought and sold, the more data it collects.  For example, CarMax estimates it has appraised more than 25 million vehicles, sold more than 10.5 million cars, and logged more than 65 million in-store customer contacts since the company was founded in  1993.  Each month CarMax handles more than 100,000 customer visits to its stores, 15 million visits to its website, and it completes more than 160,000 vehicle appraisals.  Management also learns from over 500,000 customer surveys per year, and through its ongoing relationship with more than 750,000 customers of its finance unit.3

This ever-growing treasure trove of market knowledge allows CarMax to price its vehicles efficiently.  It is telling that over the past 27 quarters CarMax’s average gross profit per vehicle has fluctuated within a narrow range of just $75.4  A key element of this consistency is the company’s no-haggle pricing policy.  Customers can sell their car to CarMax at a fixed offer price that is the same whether they buy a replacement vehicle from CarMax, or not.  In fact, the offer is good for seven days to allow customers freedom to find a better deal elsewhere if they can.  A similar approach applies to customers seeking to purchase a vehicle – the sticker price is the price, online or in a store.

We believe the cultural element of CarMax’s competitive advantage stems from its exclusive focus on pre-owned vehicles.  Whereas the used car inventory at a traditional dealership is a derivative of the dealer’s effort to sell new cars, every element of CarMax’s business model can be deliberately structured to serve buyers and sellers of pre-owned vehicles.

We consider CarMax to be a “Core Holding” within the stock categories described above.  This suggests an expectation for a long-term holding period to allow time for CarMax to expand into its very large market opportunity from a relatively small base (estimated 3% market share).

_______________

[3]	The source for all of the data in this paragraph is a company analyst day presentation dated Jan. 23, 2018
[4]	Source: Company filings; Barron’s Roundtable: Meryl Witmer, Jan. 20, 2018

CAPITAL ADVISORS GROWTH FUND
DELTA AIRLINES

Delta is one of the largest U.S. based carriers with ten airport hubs and service to every major domestic and international market.  The company’s revenue mix is approximately 70% domestic and 30% international.  Delta operates approximately 830 aircraft.5

At a recent event for analysts, Delta Management provided guidance for the company’s 2018 earnings in the range of $5.35 to $5.70 per share.6  Management also estimated that corporate tax reform could add approximately $1.00 per share to its 2018 profits, implying a range of $6.35 to $6.70 now that the tax bill has been signed into law.  This guidance was  noteworthy on two fronts.  First, it was the first time Delta had provided full-year earnings guidance this far in advance.  Second, the range of the forecast seems decidedly narrow in an industry known for wide variability and low predictability.

We consider management’s transparency around its earnings expectations to be reflective of an overall improvement in the commercial airline industry.  Following a wave of consolidation and restructuring throughout the sector, we believe major airlines like Delta can remain profitable throughout most economic cycles.  This would be a welcome break from past experience, when airlines were notorious for deep swings in their earning power, with most airlines failing to earn their cost of capital in aggregate across the business cycle.

We believe airline stocks like Delta deserve a higher valuation multiple in the stock market to reflect a structural improvement in their business model.  Rather than trading at a price-to-earnings ratio (P/E ratio) of 8 to 10, where Delta shares have been priced for the past couple of years, we believe the shares deserve to trade closer to other industrial stocks with similar profitability and economic sensitivity.  We conservatively target the potential range for Delta’s P/E ratio from a valuation re-rating could be roughly 10 to 12.

If we apply a P/E ratio of 10 to the midpoint of management’s tax-adjusted earnings guidance of $6.53 per share, Delta stock could reach approximately $65 by this time next year.  If the stock re-rates to a P/E ratio of 12 the stock could approach $75 in a year, or so.  We consider Delta to be a “Tactical Opportunity” within the stock categories described above.  This suggests an expectation that the stock may be sold upon achieving these price objectives.

_______________

[5]	Source: Company filings; Value Line
[6]	Source: Company filings

CAPITAL ADVISORS GROWTH FUND
As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Steven V. Soranno, CFA, CAIA
Chief Investment Officer	Co-Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
CEO, Capital Advisors, Inc.	Director of Equity Research,
Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Steve Soranno, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may invest in derivatives, such as options, which involve risks different from, an in certain cases, greater than the risks presented by traditional investments.

Price-to-Earnings Ratio, or “P/E ratio,” is a commonly used measure of stock market value.  It is calculated as the price of a stock, or stock market index, divided by the earnings per share for the stock or index.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a $10,000 investment in the
Capital Advisors Growth Fund versus the S&P 500® Index
and the Russell 1000® Growth Index.

	Average Annual Total Return[1]
	One Year	Five Year	Ten Year
Capital Advisors Growth Fund	14.98%	12.15%	6.88%
S&P 500® Index	21.83%	15.79%	8.50%
Russell 1000® Growth Index	30.21%	17.33%	10.00%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 7 days or less.  If it did, total returns would be reduced.

[1]	Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

CAPITAL ADVISORS GROWTH FUND
EXPENSE EXAMPLE at December 31, 2017 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (7/1/17 – 12/31/17).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Effective September 30, 2017, Capital Advisors, Inc., the Fund’s advisor, has agreed to limit the Fund’s total annual operating expenses to 1.00% of average daily net assets per the operating expenses limitation agreement. Prior to September 30, 2017, actual net expenses were limited to 1.25% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND
EXPENSE EXAMPLE at December 31, 2017 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/17	12/31/17	7/1/17 – 12/31/17
Actual	$1,000.00	$1,065.00	$5.83

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.56	$5.70

*
Expenses are equal to the Fund’s annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND
SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND
SCHEDULE OF INVESTMENTS at December 31, 2017

Shares	COMMON STOCKS - 85.72%	Value
	Application Software - 2.27%
11,525	Salesforce.com, Inc.*	$1,178,201

	Asset Management - 4.04%
4,080	BlackRock, Inc.	2,095,937

	Beverages - Brewers - 2.84%
13,200	Anheuser-Busch InBev SA/NV - ADR	1,472,592

	Biotechnology - 3.30%
23,900	Gilead Sciences, Inc.	1,712,196

	Business Services - 7.14%
805	Priceline Group, Inc.*	1,398,881
20,210	Visa, Inc. - Class A	2,304,344
		3,703,225
	Business Software & Services - 3.43%
20,800	Microsoft Corp.	1,779,232

	Catalog & Mail Order Houses - 3.99%
1,770	Amazon.com, Inc.*	2,069,962

	Credit Services - 1.55%
10,950	PayPal Holdings, Inc.*	806,139

	Drug Manufacturers - 4.43%
17,260	Bristol-Myers Squibb Co.	1,057,693
22,050	Merck & Co., Inc.	1,240,753
		2,298,446
	Drugs - Generic - 2.39%
7,575	Allergan plc#	1,239,118

	Health Care Plans - 2.25%
5,280	UnitedHealth Group, Inc.	1,164,029

	Independent Oil & Gas - 3.06%
30,000	Continental Resources, Inc.*	1,589,100

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND
SCHEDULE OF INVESTMENTS at December 31, 2017, Continued

Shares		Value
	Internet Information Providers - 4.42%
1,090	Alphabet, Inc. - Class A*	$1,148,206
1,092	Alphabet, Inc. - Class C*	1,142,669
		2,290,875
	Major Airlines - 3.10%
28,760	Delta Air Lines, Inc.	1,610,560

	Major Integrated Oil & Gas - 2.02%
12,525	Exxon Mobil Corp.	1,047,591

	Medical Laboratories & Research - 2.95%
9,600	Laboratory Corp. of America Holdings*	1,531,296

	Money Center Banks - 4.09%
28,500	Citigroup, Inc.	2,120,685

	Personal Computers - 4.59%
14,075	Apple, Inc.	2,381,912

	Personal Products - 2.78%
15,700	Procter & Gamble Co.	1,442,516

	Personal Services - 2.28%
12,600	Bright Horizons Family Solutions, Inc.*	1,184,400

	Processed & Packaged Goods - 3.11%
13,460	PepsiCo, Inc.	1,614,123

	Real Estate Development - 5.89%
70,200	Brookfield Asset Management, Inc. - Class A#	3,056,508

	Scientific Research & Development Services - 2.32%
20,120	CRISPR Therapeutics AG*#	472,418
15,440	Editas Medicine, Inc.*	474,471
13,290	Intellia Therapeutics, Inc.*	255,434
		1,202,323

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND
SCHEDULE OF INVESTMENTS at December 31, 2017, Continued

Shares		Value
	Scientific & Technical Instruments - 4.12%
3,500	Coherent, Inc.*	$987,770
22,500	Sensata Technologies Holding N.V.*#	1,149,975
		2,137,745
	Security Software & Services - 1.92%
9,600	Check Point Software Technologies Ltd.*#	994,752

	Specialty Retail - Other - 1.44%
4,325	Alibaba Group Holding Ltd. - ADR*	745,760
	Total Common Stocks (Cost $31,704,314)	44,469,223

	SHORT-TERM INVESTMENTS - 14.32%
7,429,927	Fidelity Investments Money Market
	Government Portfolio, Class I, 1.14%†
	(Cost $7,429,927)	7,429,927
	Total Investments in Securities
	(Cost $39,134,241) - 100.04%	51,899,150
	Liabilities in Excess of Other Assets - (0.04)%	(19,346)
	Net Assets - 100.00%	$51,879,804

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of December 31, 2017.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES at December 31, 2017

ASSETS
Investments, at value (cost $39,134,241)	$51,899,150
Cash	20,738
Receivables:
Fund shares issued	2,985
Dividends and interest	29,637
Dividend tax reclaim	4,342
Prepaid expenses	12,307
Total assets	51,969,159
LIABILITIES
Payables:
Fund shares redeemed	51
Due to advisor	23,441
Audit fees	19,500
Shareholder reporting	3,913
Transfer agent fees and expenses	9,244
Administration and fund accounting fees	24,095
Chief Compliance Officer fee	2,250
Custodian fees	790
Legal fees	2,310
Trustee fees and expenses	511
Miscellaneous expense	3,250
Total liabilities	89,355

NET ASSETS	$51,879,804

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$51,879,804
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,020,610
Net asset value, offering and
redemption price per share	$25.68

COMPONENTS OF NET ASSETS
Paid-in capital	$38,842,972
Accumulated net investment income	655
Accumulated net realized gain on investments	271,268
Net unrealized appreciation on investments	12,764,909
Net assets	$51,879,804

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND
STATEMENT OF OPERATIONS For the year ended December 31, 2017

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld of $14,983 and issuance fees of $3,631)	$625,360
Interest	53,578
Total income	678,938
Expenses
Advisory fees (Note 4)	369,470
Administration and fund accounting fees (Note 4)	96,306
12b-1 distribution fees (Note 5)	90,369
Transfer agent fees and expenses (Note 4)	33,320
Audit fees	19,500
Registration fees	19,266
Legal fees	13,527
Trustee fees and expenses	11,822
Chief Compliance Officer fee (Note 4)	9,000
Shareholder reporting	6,740
Miscellaneous fees	6,478
Custody fees (Note 4)	5,150
Insurance	2,222
Total expenses	683,170
Less: advisory fee waiver (Note 4)	(100,174)
Net expenses	582,996
Net investment income	95,942

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain from investments	4,069,217
Net change in unrealized appreciation on investments	2,625,142
Net realized and unrealized gain on investments	6,694,359
Net increase in net assets
resulting from operations	$6,790,301

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$95,942	$49,959
Net realized gain on investments	4,069,217	232,539
Net change in unrealized
appreciation on investments	2,625,142	3,802,998
Net increase in net assets
resulting from operations	6,790,301	4,085,496

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(95,287)	(97,115)
From net realized gain on investments	(3,765,677)	(196,136)
Total distributions to shareholders	(3,860,964)	(293,251)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	3,479,637	2,765,060
Total increase in net assets	6,408,974	6,557,305

NET ASSETS
Beginning of year	45,470,830	38,913,525
End of year	$51,879,804	$45,470,830
Includes accumulated net
investment income of	$655	$—

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	222,713	$5,766,324	335,142	$7,577,298
Shares issued in
reinvestment
of distributions	144,447	3,699,269	11,651	282,776
Shares redeemed+	(232,182)	(5,985,956)	(220,495)	(5,095,014)
Net increase	134,978	$3,479,637	126,298	$2,765,060
+ Net of redemption
fees of		$14		$—

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND
FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

	Year Ended December 31,
	2017		2016	2015		2014		2013
Net asset value,
beginning of year	$24.11		$22.12	$24.31		$23.97		$19.09
Income from
investment operations:
Net investment income	0.05		0.03	0.02	(1)	0.13	(1)	0.12
Net realized and
unrealized gain/(loss)
on investments	3.56		2.12	(0.79)		2.80		5.41
Total from
investment operations	3.61		2.15	(0.77)		2.93		5.53
Less distributions:
From net
investment income	(0.05)		(0.05)	(0.13)		(0.26)		(0.34)
From net realized
gain on investments	(1.99)		(0.11)	(1.29)		(2.33)		(0.31)
Total distributions	(2.04)		(0.16)	(1.42)		(2.59)		(0.65)
Redemption fees retained	0.00	(1)(2)	—	0.00	(1)(2)	0.00	(1)(2)	—
Net asset value, end of year	$25.68		$24.11	$22.12		$24.31		$23.97
Total return	14.98%		9.71%	-3.22%		12.57%		29.10%
Ratios/supplemental data:
Net assets, end of
year (thousands)	$51,880		$45,471	$38,914		$39,112		$35,087
Ratio of expenses to
average net assets:
Before fee waivers	1.39%		1.48%	1.49%		1.58%		1.58%
After fee waivers	1.18	%(3)	1.25%	1.25%		1.25%		1.25%
Ratio of net investment
income/(loss) to average
net assets:
Before fee waivers	(0.01)%		(0.11)%	(0.14)%		0.20%		0.20%
After fee waivers	0.20%		0.12%	0.10%		0.53%		0.53%
Portfolio turnover rate	58.34%		39.60%	44.34%		35.90%		41.25%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Effective September 30, 2017, the Advisor agreed to limit total annual operating expenses to 1.00% of the average daily net assets.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at December 31, 2017

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund began operations on December 31, 1999. The Fund is a diversified fund.  The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s returns filed for open tax years 2014 – 2016, or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.	Redemption Fees: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

During the year ended December 31, 2017, the Fund retained $14 in redemption fees.

H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2017:

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$2,636,691	$—	$—	$2,636,691
Consumer Goods	4,529,231	—	—	4,529,231
Financial	10,383,613	—	—	10,383,613
Healthcare	9,147,408	—	—	9,147,408
Services	7,009,563	—	—	7,009,563
Technology	10,762,717	—	—	10,762,717
Total Common Stocks	44,469,223	—	—	44,469,223
Short-Term Investments	7,429,927	—	—	7,429,927
Total Investments in Securities	$51,899,150	$—	$—	$51,899,150

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at December 31, 2017, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended December 31, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2017, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75%, based upon the average daily net assets of the Fund.  For the year ended December 31, 2017, the Fund incurred $369,470 in advisory fees.

The Fund is responsible for its own operating expenses.  Effective September 30, 2017, the Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% (previously 1.25%) of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended December 31, 2017, the Advisor reduced its fees in the amount of $100,174; no amounts were reimbursed to the Advisor. Cumulative expenses and the date of expiration are as follows:

Year	Amount
12/31/18	$94,714
12/31/19	98,355
12/31/20	100,174
$293,243

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A as he was recently, previously employed by USBFS.  This same Trustee was recently an interested person of the Distributor.

For the year ended December 31, 2017, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$96,306
Transfer Agency (a)	24,264
Custody	5,150
Chief Compliance Officer	9,000

(a) Does not include out-of-pocket expenses

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

At December 31, 2017, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$24,095
Transfer Agency (a)	6,115
Chief Compliance Officer	2,250
Custody	790

(a) Does not include out-of-pocket expenses

NOTE 5 – DISTRIBUTION COSTS

Based on a recommendation from the Advisor, the Board approved the elimination of the Fund’s Rule 12b-1 Plan and fee effective September 30, 2017.  Prior to September 30, 2017, the Fund had adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan had permitted the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets. The expenses covered by the Plan had included the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan represented compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees were paid to the Advisor as “Distribution Coordinator”.  For the year ended December 31, 2017, the Fund paid the Distribution Coordinator $90,369.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $24,665,075 and $25,500,969, respectively.

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the year ended December 31, 2017 and the year ended December 31, 2016 was as follows:

	December 31, 2017	December 31, 2016
Ordinary income	$256,550	$230,035
Long-term capital gains	3,604,414	63,216

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

As of December 31, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$39,183,644
Gross tax unrealized appreciation	13,643,847
Gross tax unrealized depreciation	(928,341)
Net tax unrealized appreciation(a)	12,715,506
Undistributed ordinary income	1,813
Undistributed long-term capital gain	319,513
Total distributable earnings	321,326
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$13,036,832

(a)	The difference between book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect a Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•	Growth-Style Investing Risk – Growth stocks may be more volatile than other types of stocks and may perform differently from the market as a whole.

•
Options Risk – Writing call options is a highly specialized activity and entails greater than ordinary investment risks. By writing (or selling) a call option, the Fund loses the potential for gain on the underlying security above the exercise price. If the call option is exercised, the Fund misses out on any gain from an increase in the market price over the exercise price.

•
Non-U.S. Investment Risk – Investments in foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

•
Depositary Receipt Risk – The Fund’s equity investments may take the form of sponsored or unsponsored depositary receipts. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

NOTE 9 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.          Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.          Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree,	Joe D. Redwine,
Independent Trustee	Interested Trustee
David G. Mertens,	George T. Wofford,
Independent Trustee	Independent Trustee
George J. Rebhan,	Raymond B. Woolson,
Independent Trustee	Independent Trustee

          Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree,	Joe D. Redwine,
Independent Trustee	Interested Trustee
David G. Mertens,	Raymond B. Woolson,
Independent Trustee	Independent Trustee
George J. Rebhan,
Independent Trustee

CAPITAL ADVISORS GROWTH FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Capital Advisors Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Capital Advisors Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Trust’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2018

CAPITAL ADVISORS GROWTH FUND
NOTICE TO SHAREHOLDERS at December 31, 2017 (Unaudited)

For the year ended December 31, 2017, the Fund designated $256,550 and $3,604,414 as ordinary income and long-term capital gains, respectively, for purposes of the dividends paid deduction.

For the year ended December 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.80%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2017 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2017 was 62.86% for the Fund.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served	Five Years	by Trustee(2)	Past Five Years(3)
Independent Trustees(1)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 71)		term;	Gamma Delta		Advisors Series
615 E. Michigan Street		since	Housing		Trust (for series
Milwaukee, WI 53202		March	Corporation		not affiliated
		2014.	(collegiate housing		with the Fund);
			management)		Independent
			(2012 to present);		Trustee from
			Trustee and Chair		1999 to 2012,
			(2000 to 2012),		New Covenant
			New Covenant		Mutual Funds
			Mutual Funds		(an open-end
			(1999 to 2012);		investment
			Director and		company with
			Board Member,		4 portfolios).
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 57)		term*;	Managing Director		Advisors Series
615 E. Michigan Street		since	and Vice President,		Trust (for series
Milwaukee, WI 53202		March	Jensen Investment		not affiliated
		2017.	Management, Inc.		with the Fund).
(a privately-held
investment advisory
firm) (2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly	1	Trustee,
(age 83)	of the	term;	President, Hotchkis		Advisors Series
615 E. Michigan Street	Board	since	and Wiley Funds		Trust (for series
Milwaukee, WI 53202	and	May	(mutual funds)		not affiliated
	Trustee	2002.	(1985 to 1993).		with the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

CAPITAL ADVISORS GROWTH FUND
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served	Five Years	by Trustee(2)	Past Five Years(3)
Raymond B. Woolson	Trustee	Indefinite	President,	1	Trustee,
(age 58)		term*;	Apogee Group,		Advisors Series
615 E. Michigan Street		since	Inc. (financial		Trust (for series
Milwaukee, WI 53202		January	consulting firm)		not affiliated
		2016.	(1998 to present).		with the Fund);
Independent
Trustee,
DoubleLine
Funds Trust (an
open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund
and DoubleLine
Income
Solutions Fund,
from 2010
to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.
Interested Trustee
Joe D. Redwine(4)	Interested	Indefinite	Retired; formerly	1	Trustee,
(age 70)	Trustee	term;	President, CEO,		Advisors Series
615 E. Michigan Street		since	U.S. Bancorp Fund		Trust (for series
Milwaukee, WI 53202		September	Services, LLC		not affiliated
		2008.	(May 1991 to		with the Fund).
July 2017);
formerly, Manager,
U.S. Bancorp Fund
Services, LLC (1998
to July 2017).

CAPITAL ADVISORS GROWTH FUND
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years
Officers
Douglas G. Hess	President,	Indefinite	Senior Vice President, Compliance and
(age 50)	Chief	term; since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Executive	June	Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Officer and	2003.
Principal
Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 56)	and	term; since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	December	Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 46)	Treasurer	term; since	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		September	Services, LLC (June 2005 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp
(age 60)	President,	term; since	Fund Services, LLC and Vice President,
615 E. Michigan Street	Chief	September	U.S. Bank N.A. (February 2008
Milwaukee, WI 53202	Compliance	2009.	to present).
Officer and
AML Officer

CAPITAL ADVISORS GROWTH FUND
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years
Emily R. Enslow, Esq.	Secretary	Indefinite	Vice President, U.S. Bancorp Fund
(age 31)		term; since	Services, LLC (July 2013 to present);
615 E. Michigan Street		December	Proxy Voting Coordinator and Class
Milwaukee, WI 53202		2017.	Action Administrator, Artisan Partners
Limited Partnership (September 2012
to July 2013).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2017, the Trust was comprised of 44 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he was recently an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND
ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

CAPITAL ADVISORS GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

 At a meeting held on December 6-7, 2017, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Capital Advisors, Inc. (the “Advisor”) on behalf of the Capital Advisors Growth Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 17-18, 2017, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

CAPITAL ADVISORS GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2017 on both an absolute basis and in comparison to its peer funds utilizing Lipper and Morningstar classifications and appropriate securities benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  The Board also took into account that the Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing the Fund’s underperformance, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected market conditions. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in the peer universe. The Trustees also discussed with the Advisor and considered that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Board therefore took into account the Advisor’s views as to the reasons for the Fund’s relative performance against peers and benchmarks over various time periods and its future outlook for the Fund. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median for the one-year, three-year, five-year, and ten-year periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for the one-year, three-year, five-year, and ten-year periods.

The Board reviewed the performance of the Fund against broad-based securities market benchmarks.

The Board also considered the Fund’s performance compared to the Advisor’s similarly managed accounts and considered the reasons given by the Advisor for any differences. The Board noted that the

CAPITAL ADVISORS GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Advisor represented that differences in performance were primarily due to the ability to purchase certain stocks in separately managed accounts that are not available for the Fund, as well as any other client-specific mandates in the separate accounts.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts for the Fund, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the advisory fees charged to the Fund were generally below the advisory fees charged by the Advisor to its similarly managed separate account clients.

The Board noted that as of June 30, 2017, the Advisor had contractually agreed to maintain an annual expense ratio for the Fund’s Investor Class shares of 1.25% (the “Expense Cap”) but that as of September 30, 2017, the Advisor had reduced the Fund’s Expense Cap to 1.00%.  The Board noted that the Fund’s total expense ratio as of September 30, 2017, was in line with its peer group median and below its average, and the contractual advisory fee was above its peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio was below the peer group median and average and the contractual advisory fee was slightly above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were below the peer group median and average.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the management fees charged to the Advisor’s separately managed account clients.

CAPITAL ADVISORS GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, noting that the Advisor had eliminated its Rule 12b-1 fee effective September 30, 2017.  The Board also considered that the Fund does not utilize “soft dollars.”  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

 No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
Capital Advisors, Inc.
2222 South Utica Place, Suite 300
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$16,400	$16,100
Audit-Related Fees	N/A	N/A
Tax Fees	$3,500	$3,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive
Officer/Principal Executive Officer

Date    3/9/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive
Officer/Principal Executive Officer

Date    3/9/18

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer/Principal Financial Officer

Date    3/9/18

* Print the name and title of each signing officer under his or her signature.